UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

VIVOS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53497	80-0138937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Jadwin Avenue, Richland, WA	99352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 736-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PART IV

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Annual Report on Form 10-K (the “Annual Report”) filed with the Securities and Exchange Commission on March 18, 2024 by Vivos, Inc. (the “Company”), the Company entered into a renewed Executive Employment Agreement (the “Employment Agreement) on December 19, 2023 with Dr. Michael Korenko, Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Korenko shall continue to serve as Chief Executive Officer for a period of two years effective January 1, 2024, and shall receive: (i) an annual base salary of $295,500; (ii) a grant of 20,000 shares of restricted stock vesting in four equal installments over a period of two years; (iii) is entitled to receive an annual bonus in the amount of $10,000 per quarter upon the satisfaction of conditions to be determined at the discretion of the Board of Directors of the Company; and (iv) customary benefits and reimbursement for reasonable out-of-pocket business expenses. The Employment Agreement also provides customary provisions relating to, among other things, confidentiality, non-competition, and non-solicitation.

The description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Exhibit 10.1 replaces and supersedes Exhibit 10.12 to the Annual Report, which copy of the Employment Agreement, as filed, contained certain immaterial typographical errors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.12	Amended and Restated Employment Agreement between Vivos Inc. and Michael Korenko. Dated December 19, 2023, with a deemed effective date of January 1, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIVOS INC.

Date: March 22, 2024	By:	/s/ Michael K. Korenko
	Name:	Michael K. Korenko
	Title:	Chief Executive Officer